UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 25, 2019

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)
California
(State or Other Jurisdiction of Incorporation)

001-36747	02-0692322
(Commission File Number)	(IRS Employer Identification No.)
12744 San Fernando Road, Suite 400 Sylmar, California 91342
(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EYES	NASDAQ
Warrants	EYESW	NASDAQ

ITEM 7.01. REGULATION FD DISCLOSURE

A copy of a slide presentation that Nader Pouratian, MD, Ph.D. a researcher in the study of the Orion Cortical Visual Prosthesis from Second Sight Medical Products, Inc. (“Second Sight”) intends to use during a presentation at the World Society for Steriotactic and Functional Neurosurgery (WSSFN) Conference in New York City on June 25, 2019 (the "Presentation Materials") is attached to this Current Report on Form 8-K as Exhibit 99.2, and is incorporated by reference herein.  The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Second Sight may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Second Sight specifically disclaims any obligation to do so.  The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

ITEM 8.01 Other Events

On June 25, 2019, Second Sight issued a press release entitled “Researchers Present Latest Positive Results of Second Sight’s Orion Visual Cortical Prosthesis Feasibility Study”.  In the release, Second Sight stated that the study’s principal investigators, Nader Pouratian, MD, Ph.D. of Ronald Reagan UCLA Medical Center and Daniel Yoshor, MD of Baylor College of Medicine are presenting the topline data. Orion is a breakthrough technology intended to provide useful artificial vision to individuals who are blind due to a wide range of causes, including glaucoma, diabetic retinopathy, optic nerve injury or disease, and eye injury. Orion converts images captured by a miniature video camera mounted on glasses into a series of small electrical pulses transmitted wirelessly to electrodes implanted directly on the visual cortex of the individual subject’s brain.  A copy of the press release is attached to this current report on Form 8-K as exhibit 99.1 and incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit No. Description

99.1 Press Release titled “Researchers Present Latest Positive Results of Second Sight’s Orion Visual Cortical Prosthesis Feasibility Study”, dated June 25, 2019.

99.2 Presentation titled “Development of a Visual Prosthesis: The Orion Visual Prosthesis System”, dated June 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2019

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ John T. Blake
By: John T. Blake
Chief Financial Officer

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